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                                                                  EXHIBIT 10.16

                                SAFETY 1ST, INC.

                       1996 NONQUALIFIED STOCK OPTION PLAN


         1.  Purpose of the Plan.
             -------------------

         This 1996 Nonqualified Stock Option Plan (the "Plan") of Safety 1st, Inc., a Massachusetts corporation (the "Company"), is designed to provide additional incentive to present and future directors, employees and other parties who may contribute to the success of the Company or its subsidiaries. The Company intends that this purpose will be effected by the granting of stock options (individually an "Option" and collectively "Options") under the Plan, which will afford each recipient an opportunity to acquire a proprietary interest or increase his, her or its existing proprietary interest in the Company through the acquisition of shares of the Company's Common Stock, $.01 par value per share (the "Common Stock"). By encouraging stock ownership, the Company seeks to attract and retain on a continuing basis relationships with persons and entities of exceptional competence and seeks to furnish an added incentive for them to increase their efforts on behalf of the Company.


         2.  Administration.
             --------------

         The Plan will be administered by the Company's Board of Directors (the "Board"). The Board may, in its discretion, delegate some or all of its powers with respect to the Plan to a committee (the "Committee"), in which event all references (as appropriate) to the Board hereunder shall be deemed to refer to the Committee. The Committee, if one is appointed, shall consist of at least two directors. A majority of the members of the Committee shall constitute a quorum, and all determinations of the Committee shall be made by a majority of its members. Any determination of the Committee under the Plan may be made without notice or meeting of the Committee by a writing signed by a majority of the Committee members. All questions of interpretation and application of the Plan, of Options granted hereunder and of the value of shares of Common Stock subject to an Option, shall be subject to the determination of the Board, which determination shall be final and binding.



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         3.  Nature of Options.
             -----------------

         The Options granted under the Plan will not qualify as incentive stock options under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

         4.  Option Shares
             -------------

         The stock subject to the Options and other provisions of the Plan shall be the Common Stock. The total amount of the Common Stock with respect to which Options may be granted shall not exceed in the aggregate five hundred thousand (500,000) shares; provided, however, that the class and aggregate number of shares which may be subject to Options granted hereunder shall be subject to adjustment in accordance with the provisions of Section 17 hereof. Such shares may be treasury shares or authorized but unissued shares. In the event that an outstanding Option shall expire or terminate prior to exercise, the shares of Common Stock allocable to the unexercised portion of such Option may again be subject to an Option under the Plan.

         5.  Authority to Grant Options.
             --------------------------

         The Board may grant Options from time to time to such Participants (as defined in Section 6 below) as it shall determine. Subject to any applicable limitations set forth in the Plan or established from time to time by the Board, the number of shares of Common Stock to be covered by an Option shall be as determined by the Board.

         6.  Eligibility.
             -----------

         Options may be granted to directors, employees, advisors, consultants, vendors, sales representatives, distributors, suppliers, business partners and service providers of the Company and its subsidiaries, and others who may contribute to the success of the Company or its subsidiaries ("Participants").


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         7.  Option Price.
             ------------

         The price at which shares may be purchased pursuant to Options shall be specified by the Board at the time the Option is granted.

         8.  Duration of Options.
             -------------------

         The Board in its discretion may provide that an Option shall be exercisable during any specified period of time from the date such Option is granted, but in no event shall such period of time be greater than ten years.


         9.  Amount Exercisable; Vesting of Shares Purchased; Repurchase of
             --------------------------------------------------------------
             Unvested Shares.
             ---------------

         Each Option may be exercised, so long as it is valid and outstanding, from time to time in part or as a whole, subject to any limitations with respect to the number of shares for which the Option may be exercised at a particular time and to such other conditions as the Board in its discretion may specify upon granting the Option.

         The Board may in its discretion provide upon the grant of an Option hereunder that the Company shall have an option to repurchase, upon such terms and conditions as determined by the Board, all or any number of shares purchased upon exercise of such Option. The repurchase price per share payable by the Company shall be such amount or be determined by such formula as is fixed by the Board at the time the Option for the shares subject to repurchase is granted. In the event the Board shall grant Options subject to the Company's repurchase option, the certificates representing the shares purchased pursuant to such Option shall carry a legend satisfactory to counsel for the Company referring to the Company's repurchase option.

         10. Options to Persons Subject to Section 16.
             ----------------------------------------

         The Board may take any action it deems necessary to comply with Section 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), including any one or more of the following actions to provide that Options granted to an executive officer, director or beneficial owner of more than ten percent (10%) of the


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Company's Stock (a "Section 16 Insider") shall be exempt under Section 16(b) of the Exchange Act:

                  (a) The Board may restrict the shares of Stock issuable upon exercise of an Option by a Section 16 Insider by providing that such shares may not be sold or transferred (except that such shares may be issued upon exercise of the Option) for a period of six (6) months following the grant of such Option; and/or

                  (b) The Board may require that the grant of an Option to a
Section 16 Insider be approved by the Company's full Board of Directors or a committee of the Board of Directors composed solely of two or more Non-Employee Directors, as such term is defined in Section 16b-3 of the Rules promulgated under Section 16 of the Exchange Act.


         11. Exercise of Options.
             -------------------

         Subject to the provisions of Section 13 hereof, Options shall be exercised by the delivery of written notice to the Company setting forth the number of shares with respect to which the Option is to be exercised, together with

                  (a) Cash or check (acceptable to the Company in accordance with guidelines established for this purpose), bank draft or money order payable to the order of the Company; or

                  (b) If so permitted by the instrument evidencing the Option or by the Board at or after grant of the Option, any one or more of the following:

                       (1) shares of Common Stock which have been outstanding for at least six (6) months (unless the Board expressly approves a shorter period) and which have a fair market value on the last business day preceding the date of exercise equal to the exercise price;

                       (2) a promissory note of the Participant to the Company, payable on such terms as are specified by the Board;

                       (3) an unconditional and irrevocable undertaking by a broker to deliver promptly to the Company sufficient funds to pay the exercise price;


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                       (4)  the withholding of shares of Common Stock otherwise
                            deliverable upon exercise which have a fair market value on the date of exercise at least equal to the exercise price; or

                       (5)  any combination of the permissible forms of payment.

As promptly as practicable after receipt of such written notification and payment, the Company shall deliver to the Participant certificates for the number of shares with respect to which such Option has been so exercised, issued in the Participant's name; provided, however, that such delivery shall be deemed effected for all purposes when a stock transfer agent of the Company shall have deposited such certificates in the United States mail, addressed to the Participant, at the address specified pursuant to this Section 11.

         The Board will have the right to require a Participant receiving an Option or Common Stock underlying an Option (or other appropriate person) to remit to the Company an amount sufficient to satisfy all federal, state and local withholding tax requirements (the "withholding requirements") arising in connection therewith, or to make other arrangements satisfactory to the Board. If and to the extent that such withholding is required, the Board may permit a Participant or such other person to elect at such time and in such manner as the Board provides to have the Company hold back from the shares to be delivered, or to deliver to the Company, Common Stock having a value calculated to satisfy the withholding requirement.


         12. Transferability of Options.
             --------------------------

         Options shall not be transferable by a Participant otherwise than by will or under the laws of descent and distribution, and shall be exercisable, during a Participant's lifetime, only by such Participant, unless otherwise permitted by the Board.


         13. Employment Relationship; Business Relationship.
             ----------------------------------------------

An employment relationship between the Company and a Participant shall be deemed to exist during any period in which such Participant is employed by the Company. A business relationship


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between the Company and a Participant shall be deemed to exist during any period in which such Participant renders services as a consultant or on an independent contractor basis to the Company or is otherwise in a business relationship with the Company.


         14. Requirements of Law.
             -------------------

         The Company shall not be required to sell or issue any shares under an Option if the issuance of such shares shall constitute a violation by the Participant or by the Company of any provision of any law, regulation or order of any governmental authority. Without limiting the generality of the foregoing, upon exercise of an Option, the Company shall not be required to issue such shares unless the Board has received evidence satisfactory to it to the effect that the holder of such Option will not transfer such shares except pursuant to a registration statement in effect under the Securities Act of 1933, as now in effect or hereafter amended (the "Securities Act"), and under the applicable securities laws of any State, unless the Company has received an opinion of counsel satisfactory to the Company, in form and substance satisfactory to the Company, to the effect that such registration is not required. Any determination in this connection by the Board shall be final, binding and conclusive. In the event the shares issuable on exercise of an Option are not registered under the Securities Act, the Company may imprint the following legend or any other legend which counsel for the Company considers necessary or advisable to comply with the Securities Act or other applicable laws:

                    "The shares of stock represented by this certificate have
               not been registered under the Securities Act of 1933 or under the securities laws of any State and may not be sold or transferred except upon such registration or upon receipt by the Corporation of an opinion of counsel satisfactory to the Corporation, in form and substance satisfactory to the Corporation, that registration is not required for such sale or transfer."

         The Company may, but shall in no event be obligated to, register any securities covered hereby pursuant to the Securities Act; and in the event any shares are so registered, the Company may remove any legend on certificates representing such shares. The Company shall not be obligated to take any other affirmative action


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in order to cause the exercise of an Option or the issuance of shares pursuant thereto to comply with any other law, regulation or order of any governmental authority.


         15. No Rights as Stockholder.
             ------------------------

         No Participant shall have rights as a stockholder with respect to shares covered by an Option until the date of issuance of a stock certificate for such shares; and, except as otherwise provided in Section 17 hereof, no adjustment for dividends, or otherwise, shall be made if the record date therefor is prior to the date of issuance of such certificate.


         16. No Obligation to Create or Maintain Relationship.
             ------------------------------------------------

         The granting of an Option shall not impose upon the Company any obligation to employ or continue to employ, to retain the services of or to continue to retain the services of, or to create a relationship with or maintain a relationship with, any Participant; and the right of the Company to terminate the employment or services of, or relationship with, a Participant shall not be diminished or affected by reason of the fact that an Option has been granted to such Participant.


         17. Changes in the Company's Capital Structure.
             ------------------------------------------

         The existence of outstanding Options shall not affect in any way the right or power of the Company or its stockholders to make or authorize, without limitation, any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issue of Common Stock, or any issue of bonds, debentures, preferred or prior preference stock ahead of or affecting the Common Stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

         If the Company shall effect a subdivision or consolidation of shares or other capital readjustment, the payment of a stock dividend, or other increase or reduction of the number of shares of


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the Common Stock outstanding, without receiving compensation therefor in money, services or property, then (i) the number, class, and per share price of shares of stock subject to outstanding Options hereunder shall be appropriately adjusted in such a manner as to entitle a Participant to receive upon exercise of an Option, for the same aggregate cash consideration, the same total number and class of shares as such Participant would have received as a result of the event requiring the adjustment had such Participant exercised his, her or its Option in full immediately prior to such event; and (ii) the number and class of shares with respect to which Options may be granted under this Plan shall be adjusted by substituting for the total number of shares of Common Stock then reserved that number and class of shares of stock that would have been received by the owner of an equal number of outstanding shares of Common Stock as the result of the event requiring the adjustment.

         After a merger of one or more corporations into the Company, or after a consolidation of the Company and one or more corporations in which (i) the Company shall be the surviving corporation, and (ii) the stockholders of the Company immediately prior to such merger or consolidation own after such merger or consolidation shares representing at least fifty percent (50%) of the voting power of the Company, each holder of an outstanding Option shall, at no additional cost, be entitled upon exercise of such Option to receive (subject to any required action by stockholders) in lieu of the number of shares as to which such Option shall then be so exercisable, the number and class of shares of stock or other securities to which such holder would have been entitled pursuant to the terms of the agreement of merger or consolidation if, immediately prior to such merger or consolidation, such holder had been the holder of record of a number of shares of Common Stock equal to the number of shares as to which such Option shall be so exercised.

         If the Company is merged into or consolidated with another corporation under circumstances where the Company is not the surviving corporation, or if there is a merger or consolidation where the Company is the surviving corporation but the stockholders of the Company immediately prior to such merger or consolidation do not own after such merger or consolidation shares representing fifty percent (50%) of the voting power of the Company, or if the Company is liquidated, or sells or otherwise disposes of substantially all its assets to another corporation while unexercised Options remain outstanding under the Plan, (i) subject


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to the provisions of clause (iii) below, after the effective date of such merger, consolidation, liquidation, sale or disposition, as the case may be, each holder of an outstanding Option shall be entitled, upon exercise of such Option, to receive, in lieu of shares of Common Stock, shares of such stock or other securities, cash or property as the holders of shares of Common Stock received pursuant to the terms of the merger, consolidation, liquidation, sale or disposition; (ii) the Board may accelerate the time for exercise of all unexercised and unexpired Options to and after a date prior to the effective date of such merger, consolidation, liquidation, sale or disposition, as the case may be, specified by the Board; or (iii) all outstanding Options may be canceled by the Board as of the effective date of any such merger, consolidation, liquidation, sale or disposition provided that (x) notice of such cancellation shall be given to each holder of an Option and (y) each holder of an Option shall have the right to exercise such Option to the extent that the same is then exercisable or, if the Board shall have accelerated the time for exercise of all unexercised and unexpired Options, in full during the 30-day period preceding the effective date of such merger, consolidation, liquidation, sale or disposition.

         Except as hereinbefore expressly provided, the issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock then subject to outstanding Options.


         18. Amendment or Termination of Plan.
             --------------------------------

         The Board may modify, revise or terminate the Plan at any time and from time to time.


         19. Written Agreement.
             -----------------

         Each Option granted hereunder shall be embodied in a written option agreement which shall be subject to the terms and conditions prescribed above and shall be signed by the President, any Vice President or the Treasurer of the Company for and in the name and


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on behalf of the Company. Such an option agreement shall contain such other provisions as the Board in its discretion shall deem advisable.


         20. Effective Date and Duration of Plan.
             -----------------------------------

         The Plan shall become effective upon its adoption by the Board of Directors (the "Effective Date"), provided that the Company's stockholders shall approve the Plan within twelve (12) months after the Effective Date. Options may be granted prior to stockholder approval provided that the Options will be subject to such approval and will not be exercisable until such approval is granted. If the Company's stockholders do not approve the Plan within the 12-month period, the Plan and all Options granted under the Plan shall terminate and be of no further force or effect.

         Unless earlier terminated as a result of the failure of the Company's stockholders to approve the Plan as provided above, the Plan shall terminate (i) when the total amount of the Common Stock with respect to which Options may be granted shall have been issued upon the exercise of Options; (ii) by action of the Board pursuant to Section 18 hereof; or (iii) ten (10) years after the Effective Date, whichever shall first occur.

         No Options may be granted under the Plan after the Plan's termination, but Options previously granted may extend beyond that date.


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